Intangible Assets (Details) - Schedule of Recognized Amounts Assets Acquired and Liabilities Assumed $ in Thousands	Dec. 31, 2023 USD ($)
Intangible Assets [Abstract]
Cash	$ 44
Intangible asset	7,360	[1]
Other receivables	1
Trade payables	(28)
Other payables	(2)
Total net identifiable assets	$ 7,375

[1]

Intangible asset - In process research and development

The fair value of the intangible asset recognized at the acquisition date was determined according to the fair value of the issued equity (2,215,190 ADSs) which amounted to USD 3,781 thousand and the cash paid.